                                                                  EXHIBIT 10.9.2

________________________________________________________________________________
                                AMENDMENT NO. 2
                                      TO
                           STOCK PURCHASE AGREEMENT

                                 by and among

                              TELECORP PCS, INC.,

                            AT&T WIRELESS PCS, INC.

                                      and

                             CASH EQUITY INVESTORS

                                 named herein

                           Dated as of April 6, 1999
________________________________________________________________________________

                                AMENDMENT NO. 2
                                ---------------

                                      TO
                                      --

                           STOCK PURCHASE AGREEMENT
                           ------------------------

     AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT, dated as of April 6, 1999, by and among TeleCorp PCS. Inc., a Delaware corporation (the "Company") AT&T Wireless PCS, Inc., a Delaware corporation ("AT&T PCS") and the investors referred to on Schedule I (collectively, with AT&T PCS, the "Investors"). Capitalized terms used herein not otherwise defined herein shall have the meanings set forth in the Stock Purchase Agreement (defined below).

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the parties hereto entered into that certain Stock Purchase Agreement dated March 22, 1999 (the "Stock Purchase Agreement");

          WHEREAS, the parties hereto entered into that certain Amendment No. 1 to the Stock Purchase Agreement, dated as of March 30, 1999, which increased the Aggregate Commitment of the Investors to $30,000,000;

          WHEREAS, the parties wish to further amend the Stock Purchase Agreement to increase the Aggregate Commitment of the Investors to $33,000,000;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Schedule I of the Stock Purchase Agreement is hereby amended and restated in its entirety as set forth on Schedule I attached hereto.

     2. All other terms and conditions of the Stock Purchase Agreement remain in full force and effect.

     3. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                 TELECORP PCS, INC.

                                 By: /s/ Thomas H. Sullivan
                                    -------------------------
                                 Name:   Thomas H. Sullivan
                                 Title:  Executive Vice President and
                                         Chief Financial Officer

                                 AT&T WIRELESS PCS, INC.


                                 By: /s/ William W. Hague
                                    -------------------------
                                 Name:   William W. Hague
                                 Title:


                                 Cash Equity Investors:

                                 CB CAPITAL INVESTORS, L.P.

                                 By:  CB Capital Investors, Inc.,
                                      its general partner


                                 By: /s/ Michael Hannon
                                    -------------------------
                                 Name:   Michael Hannon
                                 Title:


                                 NORTHWOOD VENTURES LLC


                                 By: /s/ Henry T. Wilson
                                    -------------------------
                                 Name:  Henry T. Wilson
                                 Title: Managing Director

                                 NORTHWOOD CAPITAL PARTNERS LLC


                                 By: /s/ Henry T. Wilson
                                    -------------------------
                                 Name:  Henry T. Wilson
                                 Title: Managing Director



                                 MEDIA\COMMUNICATIONS INVESTORS
                                 LIMITED PARTNERSHIP

                                 By:  M/C Investor General Partner - J, Inc.,
                                      its general partner

                                 By:  /s/ James F. Wade
                                    -------------------------
                                 Name:  James F. Wade
                                 Title:


                                 MEDIA\COMMUNICATIONS PARTNERS III
                                 LIMITED PARTNERSHIP

                                 By:   M/C III L.L.C.,
                                       its general partner


                                 By:  /s/ James F. Wade
                                    -------------------------
                                 Name: James F. Wade
                                 Title:  Manager

                                 EQUITY-LINKED INVESTORS-II

                                 By:  ROHIT M. DESAI ASSOCIATES-II,
                                    its general partner

                                 By:  /s/ Frank J. Pados
                                    -------------------------
                                 Name:    Frank J. Pados
                                 Title:   Attorney-in-fact

                                 PRIVATE EQUITY INVESTORS III, L.P.

                                 By:  ROHIT M. DESAI ASSOCIATES III, LLC,
                                      its general partner

                                 By: /s/ Frank J. Pados, Jr.
                                    --------------------------
                                 Name:   Frank J. Pados, Jr.
                                 Title:  Attorney-in-fact


                                 HOAK COMMUNICATIONS PARTNERS, L.P.

                                 By:  HCP Investments, L.P.,
                                    its general partner

                                 By:  Hoak Partners, LLC,
                                    its general partner

                                 By:   /s/ James M. Hoak
                                    -------------------------
                                 Name:  James M. Hoak
                                 Title:  Manager

                                 HCP CAPITAL FUND, L.P.

                                 By:  James M. Hoak & Co.,
                                    its general partner

                                 By:   /s/ James M. Hoak
                                    -------------------------
                                 Name:  James M. Hoak
                                 Title:  Chairman

                                 WHITNEY EQUITY PARTNERS, L.P.

                                 By:  J.H. Whitney & Co.,
                                    its general partner

                                 By: /s/ Daniel J. O'Brien
                                    -------------------------
                                 Name:   Daniel J. O'Brien
                                 Title:  Managing Partner


                                 J.H. WHITNEY III, L.P.

                                 By:  J.H. Whitney & Co.,
                                    its general partner

                                 By:  /s/ Daniel J. O'Brien
                                    -------------------------
                                 Name:    Daniel J. O'Brien
                                 Title:   Managing Partner

                                 WHITNEY STRATEGIC PARTNERS III, L.P.

                                 By:  J.H. Whitney & Co.,
                                    its general partner

                                 By: /s/ Daniel J. O'Brien
                                    -------------------------
                                 Name:   Daniel J. O'Brien
                                 Title:  Managing Partner

                                 TORONTO DOMINION INVESTMENTS INC.

                                 By:  /s/ Martha L. Gariepy
                                    -------------------------
                                 Name:  Martha L. Gariepy
                                 Title: Vice President

                                 ONE LIBERTY FUND IV, L.P.


                                 By:   /s/ Joseph T. McCullen
                                    -------------------------------
                                 Name:  Joseph T. McCullen, Jr.
                                 Title:   General Partner

                                                            SCHEDULE I
                             Aggregate Commitment
                             --------------------


------------------------------------------------------------------------------
          Name and Notice Address                    Aggregate Commitment
------------------------------------------------------------------------------
AT&T Wireless PCS, Inc.                              $4,900,000
P.O. Box 97061
Redmond, WA 98073-9761
Attn:  Michael Schwartz
------------------------------------------------------------------------------
CB Capital Investors, L.P.                           $7,150,100
380 Madison Avenue, 12th Floor
New York, NY 10017
Attn:  Michael Hannon
Fax:  (212) 622-3101
------------------------------------------------------------------------------
Desai Associates                                     $7,150,100
      Equity-Linked Investors-II                     $        0
      Private Equity Investors III, L.P.             $7,150,100

540 Madison Avenue, 36th Floor
New York, NY 10022
Attn:  Rohit M. Desai
Fax:  (212) 752-7807
------------------------------------------------------------------------------
Hoak Capital Corporation                             $4,661,400
      Hoak Communications Partners, L.P.             $4,270,772
      HCP Capital Fund, L.P.                         $  390,628

One Galleria Tower
13355 Noel Road, Suite 1050
Dallas, Texas 75240
Attn:  James Hoak
Fax:  (972) 960-4899
------------------------------------------------------------------------------
J.H. Whitney & Co.                                   $4,467,400
      Whitney Equity Partners, L.P.                  $1,340,220
      J.H. Whitney III, L.P.                         $3,053,599
      Whitney Strategic Partners III, L.P.           $   73,581

177 Broad Street, 15th Floor
Stamford, Connecticut 06901
Attn:  William Laverack, Jr.
Fax:  (203) 973-1422
------------------------------------------------------------------------------

                        --------------------------------

------------------------------------------------------------------------------
M/C Partners                                                $ 2,682,800
     Media/Communications Investors Limited
     Partnership                                            $   107,312
     Media/Communications Partners III Limited
     Partnership                                            $ 2,575,488

75 State Street, Suite 2500
Boston, MA 02109
Attn:  James F. Wade
Fax:  (617) 345-7201
------------------------------------------------------------------------------
OneLiberty Fund IV, L.P.                                    $   894,200
One Liberty Square
Boston, MA 02109
Attn:  Joseph T. McCullen
Fax:  (617) 423-1765
------------------------------------------------------------------------------
Toronto Dominion Investments Inc.                           $   470,000
31 West 52/nd/ Street
New York, NY 10019-6101
Attn: Steve Reinstadtler
Fax:  (212) 974-8429

(with a copy to)

Toronto Dominion Investments, Inc.
909 Fannin
Suite 1700
Houston, TX 77010
Attn:  Martha Gariepy
Fax:  (713) 652-2647
------------------------------------------------------------------------------
Northwood Capital Partners                                  $   624,000
     Northwood Ventures LLC                                 $   530,400
     Northwood Capital Partners LLC                         $    93,600

485 Underhill Boulevard, Suite 205
Syosset, New York 11791-3419
Attn:  Peter Schiff
Fax:  (516) 364-0879
------------------------------------------------------------------------------
     TOTAL:                                                 $33,000,000
------------------------------------------------------------------------------